										EXHIBIT 99
NACCO Industries, Inc. - Consolidated
(in thousands, except percentage data)

	Revenues
	Q1	Q2	Q3	Q4	FY
2016	173,421	178,007	220,792	284,218	856,438
2017	168,582

	Operating Profit (Loss) (4)
	Q1	Q2	Q3	Q4	FY
2016	5,412	5,210	699	30,394	41,715
2017	7,368

	Interest (Income) Expense
	Q1	Q2	Q3	Q4	FY
2016	1,474	1,427	1,266	1,329	5,496
2017	1,278

	Other (Income) Expense
	Q1	Q2	Q3	Q4	FY
2016	129	2,106	419	(933)	1,721
2017	(558)

	Income (Loss) Before Taxes (4)						Effective Income Tax Rate
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2016	3,781	1,677	(986)	29,998	34,470	2016	25.9%	n.m.	n.m.	19.6%	14.1%
2017	6,648					2017	25.1%

	Income (Loss) from Continuing Operations (4)
	Q1	Q2	Q3	Q4	FY
2016	2,802	3,116	(442)	24,131	29,607
2017	4,978

	Net Income (Loss) (4)
	Q1	Q2	Q3	Q4	FY
2016	2,802	3,116	(442)	24,131	29,607
2017	4,978

	Depreciation, depletion and amortization expense
	Q1	Q2	Q3	Q4	FY
2016	4,192	4,516	5,215	5,353	19,276
2017	4,488

	Capital Expenditures
	Q1	Q2	Q3	Q4	FY
2016	4,359	4,335	2,995	4,478	16,167
2017	4,650

	Net cash provided by (used for) operating activities from continuing operations
	Q1	Q2	Q3	Q4	FY
2016	(3,819)	20,788	29,189	47,777	93,935
2017	(42,204)

	Net cash provided by (used for) investing activities from continuing operations
	Q1	Q2	Q3	Q4	FY
2016	(3,323)	(5,283)	(1,323)	112	(9,817)
2017	(3,836)

NACCO Industries, Inc. - Consolidated
(in thousands, except percentage data)

	Cash flow before financing activities from continuing operations (1)
	Q1	Q2	Q3	Q4	FY
2016	(7,142)	15,505	27,866	47,889	84,118
2017	(46,040)

	Net cash provided by (used for) financing activities from continuing operations
	Q1	Q2	Q3	Q4	FY
2016	(9,652)	(16,844)	(17,862)	(11,352)	(55,710)
2017	21,465

	Dividends Paid to Shareholders
	Q1	Q2	Q3	Q4	FY
2016	1,804	1,834	1,812	1,812	7,262
2017	1,827

	Total debt (2)
	Q1	Q2	Q3	Q4	FY
2016	163,151	151,152	137,306	134,754	134,754
2017	158,048

	Equity						Return on Equity (3) (4)
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2016	202,019	198,972	196,308	220,293	220,293	2016	12.1%	13.9%	12.0%	14.5%	14.5%
2017	224,526					2017	15.2%

(1)	Cash flow before financing activities is equal to net cash provided by (used for) operating activities plus net cash provided by (used for) investing activities.
(2)
Total debt presented excludes the obligations of the unconsolidated mines. The unconsolidated mines' customers arrange and guarantee the financing of the unconsolidated mines. These obligations are without recourse to and are not guaranteed by North American Coal or NACCO.

(3)	Return on equity is equal to the sum of the previous 4 quarters net income divided by average equity calculated over the last 5 quarters.
(4)	The third quarter of 2016 included an impairment charge of $17.4 million with respect to its Centennial mining operations.

The North American Coal Corporation
(in thousands, except percentage data, tons of coal sold and limerock yards delivered)

	Tons of coal sold - Unconsolidated mines
	Q1	Q2	Q3	Q4	FY
2016	7.0	6.7	7.8	8.0	29.5
2017	9.2

	Tons of coal sold - Consolidated mines
	Q1	Q2	Q3	Q4	FY
2016	0.8	0.6	1.0	0.6	3.0
2017	0.7

	Limerock yards delivered
	Q1	Q2	Q3	Q4	FY
2016	6.8	7.1	6.4	5.8	26.1
2017	7.8

	Revenues
	Q1	Q2	Q3	Q4	FY
2016	30,287	23,089	32,402	25,303	111,081
2017	28,300

	Gross Profit (Loss)
	Q1	Q2	Q3	Q4	FY
2016	6,028	2,289	1,708	2,316	12,341
2017	4,592

	Earnings of unconsolidated mines
	Q1	Q2	Q3	Q4	FY
2016	12,648	13,035	15,102	14,453	55,238
2017	14,955

	Operating Expenses
	Q1	Q2	Q3	Q4	FY
2016	8,934	10,501	27,722	14,803	61,960
2017	8,221

	Operating Profit (Loss) (4)
	Q1	Q2	Q3	Q4	FY
2016	9,742	4,823	(10,912)	1,966	5,619
2017	11,326

	Interest (Income) Expense
	Q1	Q2	Q3	Q4	FY
2016	1,024	1,053	982	1,101	4,160
2017	873

	Other (Income) Expense
	Q1	Q2	Q3	Q4	FY
2016	(198)	2,041	(198)	(198)	1,447
2017	(184)

The North American Coal Corporation
(in thousands, except percentage data, tons of coal sold and limerock yards delivered)

	Income (Loss) Before Taxes (4)						Effective Income Tax Rate
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2016	8,916	1,729	(11,696)	1,083	32	2016	7.4%	n.m.	n.m.	n.m.	n.m.
2017	10,637					2017	12.7%

	Net Income (Loss) (4)
	Q1	Q2	Q3	Q4	FY
2016	8,253	3,324	(12,677)	9,344	8,244
2017	9,289

	Depreciation, depletion and amortization expense
	Q1	Q2	Q3	Q4	FY
2016	2,944	3,020	3,630	3,088	12,682
2017	3,088

	Capital Expenditures
	Q1	Q2	Q3	Q4	FY
2016	2,517	3,106	1,657	2,829	10,109
2017	3,421

	Net cash provided by (used for) operating activities
	Q1	Q2	Q3	Q4	FY
2016	(3,471)	3,580	16,380	18,451	34,940
2017	(11,361)

	Net cash provided by (used for) investing activities
	Q1	Q2	Q3	Q4	FY
2016	(1,548)	(4,093)	(5)	1,730	(3,916)
2017	(2,632)

	Cash flow before financing activities (1)
	Q1	Q2	Q3	Q4	FY
2016	(5,019)	(513)	16,375	20,181	31,024
2017	(13,993)

	Net cash provided by (used for) financing activities
	Q1	Q2	Q3	Q4	FY
2016	(1,253)	474	(4,910)	(27,075)	(32,764)
2017	3,029

	Dividends to (capital contributions from) NACCO
	Q1	Q2	Q3	Q4	FY
2016	—	—	4,300	5,900	10,200
2017	—

	Total debt (2)
	Q1	Q2	Q3	Q4	FY
2016	111,381	110,838	110,227	96,039	96,039
2017	99,070

The North American Coal Corporation
(in thousands, except percentage data, tons of coal sold and limerock yards delivered)

	Equity						Return on Equity (3) (4)
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2016	116,209	119,542	102,995	105,645	105,645	2016	8.5%	7.5%	1.0%	7.5%	7.5%
2017	115,161					2017	8.3%

(1)	Cash flow before financing activities is equal to net cash provided by (used for) operating activities plus net cash provided by (used for) investing activities.
(2)
Total debt presented excludes the obligations of the unconsolidated mines. The unconsolidated mines' customers arrange and guarantee the financing of the unconsolidated mines. These obligations are without recourse to and are not guaranteed by North American Coal or NACCO.

(3)	Return on equity is equal to the sum of the previous 4 quarters net income divided by average equity calculated over the last 5 quarters.
(4)	The third quarter of 2016 included an impairment charge of $17.4 million with respect to its Centennial mining operations.

Hamilton Beach Brands, Inc.
(in thousands, except percentage data)

	Revenues						Revenues % Change Year Over Year
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2016	115,740	127,054	157,264	205,112	605,170	2016	(6.2)%	(1.9)%	(3.7)%	0.1%	(2.5)%
2017	114,154					2017	(1.4)%

	Gross Profit $						Gross Profit %
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2016	21,158	25,620	35,029	46,607	128,414	2016	18.3%	20.2%	22.3%	22.7%	21.2%
2017	22,615					2017	19.8%

	Operating Expenses						Operating Expenses as a % of revenues
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2016	21,091	20,924	20,630	22,736	85,381	2016	18.2%	16.5%	13.1%	11.1%	14.1%
2017	21,833					2017	19.1%

	Operating Profit (Loss) $						Operating Profit (Loss) %
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2016	67	4,696	14,399	23,871	43,033	2016	0.1%	3.7%	9.2%	11.6%	7.1%
2017	782					2017	0.7%

	Interest (Income) Expense
	Q1	Q2	Q3	Q4	FY
2016	426	323	231	185	1,165
2017	380

	Other (Income) Expense
	Q1	Q2	Q3	Q4	FY
2016	43	(247)	442	532	770
2017	(700)

	Income (Loss) Before Taxes						Effective Income Tax Rate
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2016	(402)	4,620	13,726	23,154	41,098	2016	35.1%	36.5%	30.7%	37.9%	35.4%
2017	1,102					2017	37.5%

	Net Income (Loss)
	Q1	Q2	Q3	Q4	FY
2016	(261)	2,934	9,511	14,373	26,557
2017	689

	Depreciation and amortization expense
	Q1	Q2	Q3	Q4	FY
2016	799	1,051	1,183	1,648	4,681
2017	1,026

	Net Working Capital (1)
	Q1	Q2	Q3	Q4	FY
2016	86,872	78,058	84,622	95,088	95,088
2017	90,132

Hamilton Beach Brands, Inc.
(in thousands, except percentage data)

	Capital Expenditures
	Q1	Q2	Q3	Q4	FY
2016	1,280	1,010	998	1,526	4,814
2017	972

	Net cash provided by (used for) operating activities
	Q1	Q2	Q3	Q4	FY
2016	13,013	17,055	14,468	14,195	58,731
2017	(11,476)

	Net cash provided by (used for) investing activities
	Q1	Q2	Q3	Q4	FY
2016	(1,280)	(995)	(998)	(1,515)	(4,788)
2017	(967)

	Cash flow before financing activities (2)
	Q1	Q2	Q3	Q4	FY
2016	11,733	16,060	13,470	12,680	53,943
2017	(12,443)

	Net cash provided by (used for) financing activities
	Q1	Q2	Q3	Q4	FY
2016	(10,595)	(13,814)	(12,313)	(15,115)	(51,837)
2017	14,863

	Dividends to (capital contributions from) NACCO
	Q1	Q2	Q3	Q4	FY
2016	—	—	—	32,000	32,000
2017	—

	Total debt
	Q1	Q2	Q3	Q4	FY
2016	47,770	34,156	21,829	38,715	38,715
2017	53,578

	Equity						Return on Equity (3)
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2016	50,592	52,176	61,567	44,057	44,057	2016	36.5%	38.6%	42.9%	51.1%	51.1%
2017	45,511					2017	54.2%

(1)	Net working capital is equal to accounts receivable, net plus inventories, net less accounts payable.
(2)	Cash flow before financing activities is equal to net cash provided by (used for) operating activities plus net cash provided by (used for) investing activities.
(3)	Return on equity is equal to the sum of the previous 4 quarters net income divided by average equity calculated over the last 5 quarters.

Kitchen Collection, LLC
(in thousands, except percentage data and number of stores)

	Number of stores						Average sales per store
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2016	222	220	221	223	223	2016	128	130	149	244	651
2017	208					2017	128

	Revenues
	Q1	Q2	Q3	Q4	FY
2016	28,383	28,634	32,895	54,439	144,351
2017	26,665

	Gross Profit $						Gross Profit %
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2016	12,944	12,673	15,032	24,742	65,391	2016	45.6%	44.3%	45.7%	45.4%	45.3%
2017	11,903					2017	44.6%

	Operating Expenses						Operating Expenses as a % of revenues
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2016	15,834	15,684	15,953	17,544	65,015	2016	55.8%	54.8%	48.5%	32.2%	45.0%
2017	15,182					2017	56.9%

	Operating Profit (Loss) $						Operating Profit (Loss) %
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2016	(2,890)	(3,011)	(921)	7,198	376	2016	(10.2)%	(10.5)%	(2.8)%	13.2%	0.3%
2017	(3,279)					2017	(12.3)%

	Interest (Income) Expense
	Q1	Q2	Q3	Q4	FY
2016	28	52	54	75	209
2017	35

	Other (Income) Expense
	Q1	Q2	Q3	Q4	FY
2016	17	16	16	16	65
2017	18

	Income (Loss) Before Taxes						Effective Income Tax Rate
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2016	(2,937)	(3,079)	(991)	7,107	100	2016	36.4%	36.5%	27.6%	41.1%	n.m.
2017	(3,332)					2017	35.7%

	Net Income (Loss)
	Q1	Q2	Q3	Q4	FY
2016	(1,868)	(1,954)	(717)	4,184	(355)
2017	(2,143)

	Depreciation and amortization expense
	Q1	Q2	Q3	Q4	FY
2016	355	354	311	525	1,545
2017	282

Kitchen Collection, LLC
(in thousands, except percentage data and number of stores)

	Net Working Capital (1)
	Q1	Q2	Q3	Q4	FY
2016	20,496	20,397	20,347	16,413	16,413
2017	21,863

	Capital Expenditures
	Q1	Q2	Q3	Q4	FY
2016	558	207	339	84	1,188
2017	253

	Net cash provided by (used for) operating activities
	Q1	Q2	Q3	Q4	FY
2016	(9,282)	(1,952)	1,206	13,861	3,833
2017	(10,685)

	Net cash provided by (used for) investing activities
	Q1	Q2	Q3	Q4	FY
2016	(511)	(203)	(339)	(84)	(1,137)
2017	(253)

	Cash flow before financing activities (2)
	Q1	Q2	Q3	Q4	FY
2016	(9,793)	(2,155)	867	13,777	2,696
2017	(10,938)

	Net cash provided by (used for) financing activities
	Q1	Q2	Q3	Q4	FY
2016	(6,000)	2,158	(908)	(5,250)	(10,000)
2017	2,400

	Dividends to (capital contributions from) NACCO
	Q1	Q2	Q3	Q4	FY
2016	10,000	—	—	—	10,000
2017	3,000

	Total debt
	Q1	Q2	Q3	Q4	FY
2016	4,000	6,158	5,250	—	—
2017	5,400

	Equity						Return on Equity (3)
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2016	19,882	17,928	17,210	21,394	21,394	2016	(1.4)%	(2.0)%	(2.9)%	(1.6)%	(1.6)%
2017	16,252					2017	(3.4)%

(1)	Net working capital is equal to accounts receivable, net plus inventories, net less accounts payable.
(2)	Cash flow before financing activities is equal to net cash provided by (used for) operating activities plus net cash provided by (used for) investing activities.
(3)	Return on equity is equal to the sum of the previous 4 quarters net income divided by average equity calculated over the last 5 quarters.

NACCO and Other
(in thousands, except percentage data)

	Income (Loss) Before Taxes
	Q1	Q2	Q3	Q4	FY
2016	(1,730)	(1,592)	(2,025)	(1,378)	(6,725)
2017	(1,818)

	Net Income (Loss)
	Q1	Q2	Q3	Q4	FY
2016	(1,067)	(1,118)	(1,526)	(1,105)	(4,816)
2017	(1,338)